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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  May 13, 2003

                               -------------------

                             GLOBECOMM SYSTEMS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

           000-22839                                    11-3225567
   (COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                 45 Oser Avenue
                            Hauppauge, New York 11788
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (631) 231-9800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
(c)      Exhibits

         The following exhibit is filed herewith:

Exhibit Number    Description
--------------    -----------
99.1              Press Release, dated May 13, 2003, reporting the financial results of Globecomm Systems Inc. (the "Registrant") for its fiscal 2003 third quarter and nine months ended March 31, 2003
                  (furnished and not filed herewith solely pursuant to Item 12).



ITEM 9. REGULATION FD DISCLOSURE. (INFORMATION FURNISHED PURSUANT TO ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         On May 13, 2003, the Registrant reported its financial results for its fiscal 2003 third quarter and nine months ended March 31, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         The information contained herein and in the accompanying exhibit is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.





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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Globecomm Systems Inc.
                           -----------------------------------------------------
                           (Registrant)



                           By:   /s/ Andrew C. Melfi
                               -------------------------------------------------
                           Name:  Andrew C. Melfi
                           Title: Vice President and Chief Financial Officer
                                  (Principal Financial and Accounting Officer)

Dated: May 14, 2003